Supplement to the
Fidelity® Balanced Fund
September 29, 2003
Prospectus

The following information replaces the similar information found under the heading "Dividends and Capital Gain Distributions" on page 16.

Effective September 1, 2004, the fund normally pays dividends in April, July, October, and December and pays capital gain distributions in September and December.

The following information replaces the biographical information for Kevin Grant found in the "Fund Management" section on page 19.

George Fischer is Vice President of Fidelity Balanced Fund and manager of its bond investments, which he has managed since March 2004. He also manages other Fidelity funds. Since joining Fidelity Investments in 1989, Mr. Fischer has worked as a research analyst and manager.

BAL-04-03 September 1, 2004
1.468108.110

Supplement to the
Fidelity® Puritan®
Fund
September 29, 2003
Prospectus

The following information replaces the similar information found under the heading "Dividends and Capital Gain Distributions" on page 16.

Effective September 1, 2004, the fund normally pays dividends in April, July, October, and December and pays capital gain distributions in September and December.

PUR-04-02 September 1, 2004
1.463149.109